WELLS FARGO FUNDS TRUST

Outlook Today FundSM

Outlook 2010 FundSM

Outlook 2020 FundSM

Outlook 2030 FundSM

Outlook 2040 FundSM

Class A, Class B, Class C and Institutional Class

Supplement dated May 11, 2001 to the

Prospectuses dated July 1, 2000 and

Supplemented February 23, 2001

This supplement contains important information for shareholders about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust") affecting the Outlook Funds (the "Funds") and replaces the supplement dated February 23, 2001. Each Fund is currently a feeder fund that invests in a master portfolio advised by Barclays Global Fund Advisors ("BGFA"). The Board approved the following, to be effective on or about June 23, 2001:

The withdrawal of each Fund’s investments in its BGFA-advised master portfolio, and the conversion of each Fund into a stand-alone fund.

An advisory agreement with BGFA.

New custodial and fund accounting arrangements.

The Board also approved the following, to be effective after shareholder approval as noted:

A new advisory and sub-advisory arrangement, with Wells Fargo Funds Management, LLC ("Funds Management") as advisor and BGFA as sub-advisor, which is subject to shareholder approval.

The elimination of the 0.25% shareholder servicing fee on the Institutional Class of each Fund following shareholder approval of the new advisory arrangement.

The elimination of the 0.25% distribution fee on the Class A shares of each Fund following shareholder approval of the new advisory arrangement.

A 0.05% reduction of the net operating expense ratio for the Institutional Class of each Fund following shareholder approval of the new advisory arrangement.

The continuation for two years of the current net operating expense ratio caps, which will go into effect following shareholder approval of the new advisory arrangement.

Changes to BGFA’s proprietary asset allocation model, subject, in part, to shareholder approval by the Outlook Today Fund and Outlook 2010 Fund.

These changes are summarized in greater detail below.

Conversion from Feeder Funds to Stand-alone Funds

The Board has approved the withdrawal of each Fund’s investments in its BGFA-advised master portfolio, and the conversion of each Fund into a stand-alone fund. The current investment by each Fund in a corresponding master portfolio advised by BGFA is not a fundamental policy and therefore, shareholder approval of the withdrawal and conversion is not required. Beginning on or about June 23, 2001, each Fund will invest directly in a portfolio of securities.

BGFA Advisory Arrangement

At its May 8, 2001 meeting (the "Meeting"), the Board approved an advisory agreement with BGFA, a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), which will become effective upon each Fund’s conversion into a stand-alone fund. The Board approved BGFA to act as the investment advisor to each Fund for a fee of 0.55% of the average annual net assets of each Fund, which is the fee level currently payable to BGFA as the sole advisor to each master portfolio. The advisory agreement with BGFA is substantially identical to the existing advisory agreement BGFA has with the master portfolios, and thus does not require shareholder approval. The agreement provides for termination upon the implementation of the new advisory and sub-advisory arrangement described below, which implementation is subject to shareholder approval.

New Custodian and Accountant

At the Meeting, the Board approved new custodial and fund accounting arrangements, both of which will become effective upon each Fund’s conversion into a stand-alone fund. The Board approved Wells Fargo Bank Minnesota, N.A. to act as the custodian to each Fund. The Board also approved Forum Accounting Services, LLC to act as the accountant for each Fund.

New Advisory and Sub-advisory Arrangement

At the Meeting, the Board also approved a new advisory and sub-advisory arrangement, which is subject to shareholder approval. The Board approved Funds Management, which is an indirect wholly owned subsidiary of Wells Fargo & Company, to act as investment advisor to each Fund. The Board also approved BGFA to act as the sub-advisor to each Fund. The new advisory and sub-advisory arrangement contemplates the advisory and sub-advisory fees listed in the chart below:

Advisor	Advisory Fee	Sub-Advisor	Sub-Advisory Fee
Funds Management	0.70%	BGFA	$0-100 million 0.25% $100-200 million 0.20% >$200 million 0.15%

Funds Management will be solely responsible for paying the sub-advisory fee to BGFA. A special meeting of shareholders of each Fund will be held in October 2001 to seek approval of these arrangements.

Elimination of Institutional Class Shareholder Servicing Fee

The existing shareholder servicing plan sets a shareholder servicing fee of 0.25% of the average daily net assets of Classes A, B and C and the Institutional Class of the Funds. The Board has approved the elimination of the 0.25% shareholder servicing fee on the Institutional Class which would go into effect following shareholder approval of the new advisory arrangement.

Elimination of Class A Distribution Fee

The existing distribution plan for the Funds sets a distribution fee of 0.75% of the average daily net assets on Class B and Class C shares of each Fund, and a distribution fee of 0.25% of the average daily net assets on the Class A shares of each Fund. The Board has approved the elimination of the 0.25% distribution fee on the Class A shares of the Funds which would go into effect following shareholder approval of the new advisory arrangement.

Reduction of Institutional Class Net Operating Expense Ratio

The Board also approved a 0.05% reduction in the net operating expense ratio for the Institutional Class of each Fund, from 1.05% to 1.00% of average daily net assets. This reduction would go into effect following shareholder approval of the new advisory arrangement.

Continuation of Net Operating Expense Ratio Caps

Upon Conversion of the Funds to Stand-alone Funds

The conversion of each Fund to a stand-alone fund will not change the amount of the current 0.55% annual advisory fee BGFA receives as investment advisor. However, upon such conversion, the Funds will no longer benefit from the "all-in" fee arrangement that currently exists at the master portfolio level, which requires BGI, as administrator, to absorb substantially all non-advisory expenses incurred by the master portfolios. The elimination of the all-in arrangement and the incurrence of these expenses at the stand-alone fund level are projected to result in an increase to the Funds gross operating expense ratios of between 5 and 15 basis points. However, Funds Management, as administrator to the Funds (see discussion below), has committed to maintain the current net operating expense ratio of each class of each Fund pursuant to the terms of the existing Amended and Restated Fee Expense Agreement, including the automatic annual renewal provision of this Agreement. This means that it will be absorbing any additional expenses incurred as a result of these changes.

Upon Approval of the New Advisory and Sub-Advisory Arrangement

The new advisory and sub-advisory arrangement would, if approved by shareholders, result in 0.15% increases to the gross operating expense ratios for the Class B and Class C shares of each Fund. However, the Board approved a two-year continuation of existing contractual fee waiver commitments in order to maintain the Class B and Class C shares current net operating expense ratios at no higher than 1.80% until June 30, 2003. This continuation would go into effect following shareholder approval of the new advisory arrangement. After June 30, 2003, any increase in such net operating expense ratios beyond 2.05% would require Board approval. The Board also approved a two-year continuation of existing contractual fee waiver commitments in order to maintain the Class A and Institutional Class shares net operating expense ratios at no higher than 1.30% and 1.00%, respectively, until June 30, 2003. This continuation would go into effect following shareholder approval of the new advisory arrangement.

Changes to Asset Allocation Model

The Board also has approved two changes proposed by BGFA affecting its proprietary asset allocation model. First, the Board has approved an amendment to the tactical component (i.e., the component designed to address short-term market conditions that affect the relative attractiveness of asset classes) of the asset allocation model utilized by BGFA for the Funds. This change provides BGFA with the flexibility to make tactical shifts within a 15% range above or below a Fund’s strategic "normal" equity asset allocation percentage, thus increasing or decreasing a Fund’s exposure to equity securities. BGFA has already begun to implement this change. The tactical component of the Funds’ asset allocation model is not a fundamental policy and therefore, shareholders are not required to approve this change.

Second, the Board has approved an increase in the ending "normal" equity asset allocation percentage for Funds that have reached their time horizon from 20% to 35%. This change is not expected to generate significant changes in the asset mix of the longer-term Funds. However, it is expected to materially decrease the shorter-term Funds’ exposure to intermediate government and other fixed-income securities, and increase their exposure to equity securities. Investors should refer to the discussion of equity risks under "Summary of Important Risks." Again, shareholder approval is not required because this is not a fundamental policy. However, the Board has authorized a shareholder vote on this item at the October 2001 special shareholder meetings of the Outlook Today Fund and the Outlook 2010 Fund. The percentage increase will not be implemented for any Fund unless shareholders of both the Outlook Today Fund and the Outlook 2010 Fund approve the change.

Other Matters

Effective May 1, 2001, the name of each Fund was changed as follows:

Current Name	Name Effective May 1, 2001
LifePath Opportunity Fund (Trademark)	Wells Fargo Outlook Today Fund (Service Mark)
LifePath 2010 Fund (Trademark)	Wells Fargo Outlook 2010 Fund (Service Mark)
LifePath 2020 Fund (Trademark)	Wells Fargo Outlook 2020 Fund (Service Mark)
LifePath 2030 Fund (Trademark)	Wells Fargo Outlook 2030 Fund (Service Mark)
LifePath 2040 Fund (Trademark)	Wells Fargo Outlook 2040 Fund (Service Mark)

Effective March 1, 2001, Funds Management assumed administration responsibilities from Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management provides the same services to the Funds, and is entitled to receive fees at the same annual rates, as were applicable under the administration agreement with Wells Fargo Bank. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory and administration responsibilities of Wells Fargo Bank in early 2001. All references to Wells Fargo Bank as administrator in each prospectus should be understood to refer to Funds Management.